TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES—94.6% of Net Assets
ASSET-BACKED SECURITIES—11.7%
321 Henderson Receivables LLC (17-1A-A) 3.99% (1)	08/16/60	$206,786	$235,081
Aimco CLO, Ltd. (20-11A-A2) 1.43% (3 mo. USD LIBOR + 1.300%)(1),(2)	10/15/31	1,000,000	1,000,150
Allegro CLO XII, Ltd. (20-1A-B) 1.83% (3 mo. USD LIBOR + 1.700%)(1),(2)	01/21/32	475,000	475,332
AMSR Trust (20-SFR1-I) 8.19%(1)	04/17/37	685,000	739,326
Bayview Commercial Asset Trust (03-2-A) 0.96% (1 mo. USD LIBOR + 0.870%)(1),(2)	12/25/33	240,141	236,693
Bayview Commercial Asset Trust (04-1-A) 0.63% (1 mo. USD LIBOR + 0.540%)(1),(2)	04/25/34	138,783	138,854
Bayview Commercial Asset Trust (04-2-A) 0.73% (1 mo. USD LIBOR + 0.645%)(1),(2)	08/25/34	214,946	214,145
Bayview Commercial Asset Trust (04-3-A1) 0.64% (1 mo. USD LIBOR + 0.555%)(1),(2)	01/25/35	114,810	113,578
Blackrock Rainier CLO VI, Ltd. (21-6A-A) 1.83% (3 mo. USD LIBOR + 1.700%)(1),(2)	04/20/33	700,000	700,889
Brazos Higher Education Authority, Inc. (10-1-A2) 1.33% (3 mo. USD LIBOR + 1.200%)(2)	02/25/35	2,200,000	2,239,322
Cedar Funding CLO, Ltd. (20-12A-A) 1.40% (3 mo. USD LIBOR + 1.270%)(1),(2)	10/25/32	1,375,000	1,375,257
CIFC Funding, Ltd. (18-1A-SUB) 1.00%(1),(3)	04/18/31	650,000	495,221
CIT Education Loan Trust (07-1-A) 0.22% (3 mo. USD LIBOR + 0.090%)(1),(2)	03/25/42	547,619	532,739
CoreVest American Finance Trust (19-1-XA) (I/O) 2.33%(1),(3)	03/15/52	1,649,241	99,661
CoreVest American Finance Trust (20-1-A2) 2.30%(1)	03/15/50	470,000	479,244
CoreVest American Finance Trust (20-3-XA) (I/O) 3.82%(1),(3)	08/15/53	1,706,850	255,707
CoreVest American Finance Trust (20-3-XB) (I/O) 2.76%(1),(3)	08/15/53	1,650,000	280,353
Dryden CLO, Ltd. (20-85A-A1) 1.48% (3 mo. USD LIBOR + 1.350%)(1),(2)	10/15/32	1,375,000	1,375,007
Dryden CLO, Ltd. (20-85A-AR) 1.23% (3 mo. USD LIBOR + 1.150%)(1),(2),(4)	10/15/35	1,375,000	1,375,687
Eaton Vance CLO, Ltd. (20-1A-AR) 1.25% (3 mo. USD LIBOR + 1.170%)(1),(2)	10/15/34	850,000	850,586
Education Loan Asset-Backed Trust I (13-1-A2) 0.89% (1 mo. USD LIBOR + 0.800%)(1),(2),(5)	04/26/32	1,072,672	1,073,179
EFS Volunteer No 2 LLC (12-1-A2) 1.44% (1 mo. USD LIBOR + 1.350%)(1),(2)	03/25/36	1,042,089	1,055,297
Global SC Finance SRL (14-1A-A2) 3.09%(1)	07/17/29	123,250	125,723
Goal Capital Funding Trust (06-1-B) 0.58% (3 mo. USD LIBOR + 0.450%)(2)	08/25/42	190,862	178,599
Harvest Commercial Capital Loan Trust (19-1-A) 3.29%(1),(3)	09/25/46	643,621	647,179
HPS Loan Management, Ltd. (0A-16-A1RR) 1.27% (3 mo. USD LIBOR + 1.140%)(1),(2)	04/20/34	875,000	875,980
ITE Rail Fund Levered LP (21-1A-A) 2.25%(1)	02/28/51	407,933	409,953
LMREC Inc. (19-CRE3-A) 1.48% (1 mo. USD LIBOR + 1.400%)(1),(2)	12/22/35	890,000	890,794
Magnetite VII, Ltd. (12-7A-A1R2) 0.93% (3 mo. USD LIBOR + 0.800%)(1),(2)	01/15/28	405,034	404,366
Nelnet Student Loan Trust (14-4A-A2) 1.04% (1 mo. USD LIBOR + 0.950%)(1),(2)	11/25/48	575,000	586,248
Neuberger Berman Loan Advisers CLO, Ltd. (21-43A-A) 1.24% (3 mo. USD LIBOR + 1.130%)(1),(2)	07/17/35	800,000	800,825
North Carolina State Education Assistance Authority (11-1-A3) 1.08% (3 mo. USD LIBOR + 0.900%)(2)	10/25/41	1,332,546	1,336,846
OCP CLO, Ltd. (21-21A-B) 1.83% (3 mo. USD LIBOR + 1.700%)(1),(2)	07/20/34	400,000	400,556
OHA Credit Funding, Ltd. (20-7A-A) 1.38% (3 mo. USD LIBOR + 1.250%)(1),(2)	10/19/32	1,400,000	1,400,238
Palmer Square CLO, Ltd. (18-1A-A1) 1.16% (3 mo. USD LIBOR + 1.030%)(1),(2)	04/18/31	600,000	600,048
Palmer Square Loan Funding Ltd. (20-2A-A2) 1.68% (3 mo. USD LIBOR + 1.550%)(1),(2)	04/20/28	350,000	350,088
Park Avenue Institutional Advisers CLO, Ltd. (21-1A-A2) 1.88% (3 mo. USD LIBOR + 1.750%)(1),(2)	01/20/34	420,000	420,318
Regata XII Funding, Ltd. (19-1A-BR) 1.68% (3 mo. USD LIBOR + 1.600%)(1),(2),(4)	10/15/32	725,000	725,362
Rockford Tower CLO, Ltd. (20-1A-D) 3.88% (3 mo. USD LIBOR + 3.750%)(1),(2)	01/20/32	900,000	902,325
Scholar Funding Trust (12-B-A2) 1.19% (1 mo. USD LIBOR + 1.100%)(1),(2)	03/28/46	616,930	627,867
SLC Student Loan Trust (04-1-B) 0.41% (3 mo. USD LIBOR + 0.290%)(2)	08/15/31	249,599	233,554
SLC Student Loan Trust (06-1-B) 0.33% (3 mo. USD LIBOR + 0.210%)(2)	03/15/55	342,447	318,608
SLM Student Loan Trust (04-2-B) 0.60% (3 mo. USD LIBOR + 0.470%)(2)	07/25/39	291,160	280,579
SLM Student Loan Trust (05-9-B) 0.43% (3 mo. USD LIBOR + 0.300%)(2)	01/25/41	353,696	336,072
SLM Student Loan Trust (07-6-B) 0.98% (3 mo. USD LIBOR + 0.850%)(2)	04/27/43	126,205	120,242

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
SLM Student Loan Trust (07-7-B) 0.88% (3 mo. USD LIBOR + 0.750%)(2)	10/27/70	$150,000	$137,012
SLM Student Loan Trust (08-2-B) 1.33% (3 mo. USD LIBOR + 1.200%)(2)	01/25/83	225,000	216,120
SLM Student Loan Trust (08-3-B) 1.33% (3 mo. USD LIBOR + 1.200%)(2)	04/26/83	225,000	212,551
SLM Student Loan Trust (08-4-B) 1.98% (3 mo. USD LIBOR + 1.850%)(2)	04/25/73	515,000	517,633
SLM Student Loan Trust (08-5-B) 1.98% (3 mo. USD LIBOR + 1.850%)(2)	07/25/73	260,000	257,519
SLM Student Loan Trust (08-6-B) 1.98% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	225,000	226,292
SLM Student Loan Trust (08-7-B) 1.98% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	305,000	306,263
SLM Student Loan Trust (08-8-B) 2.38% (3 mo. USD LIBOR + 2.250%)(2)	10/25/75	260,000	261,919
SLM Student Loan Trust (08-9-B) 2.38% (3 mo. USD LIBOR + 2.250%)(2)	10/25/83	260,000	262,744
Structured Receivables Finance LLC (10-A-B) 7.61%(1)	01/16/46	530,720	597,693
Structured Receivables Finance LLC (10-B-B) 7.97%(1)	08/15/36	337,584	404,095
Student Loan Consolidation Center (02-2-B2) 1.65% (28 day Auction Rate)(1),(2)	07/01/42	1,050,000	968,753
TCI-Flatiron CLO, Ltd. (16-1A-BR2) 1.73% (3 mo. USD LIBOR + 1.600%)(1),(2)	01/17/32	280,000	280,168

Total Asset-backed Securities (Cost: $32,254,041)			32,962,440

MORTGAGE-BACKED SECURITIES—53.4%
Commercial Mortgage-backed Securities—Agency—3.0%
BMO SBA COOF Trust (19-1-A) (I/O) 1.62%(1),(3)	10/25/45	8,368,867	499,929
COOF Securitization Trust II (15-2-A1) (I/O) 1.89%(1),(3)	08/25/41	4,406,100	303,952
Fannie Mae, Pool #464398 5.97%	01/01/40	548,219	626,535
Fannie Mae, Pool #464400 5.97%	01/01/40	415,317	474,648
Fannie Mae, Pool #AN3542 3.41%	11/01/46	1,116,696	1,235,790
Fannie Mae (16-M11-X2) (ACES) (I/O) 2.97%(3)	07/25/39	1,479,996	51,811
Fannie Mae (19-M29-X4) (ACES) (I/O) 0.70%(3)	03/25/29	7,900,000	317,014
Freddie Mac Multifamily Structured Pass Through Certificates (K023-X3) (I/O) 1.75%(3)	10/25/40	12,555,000	177,643
Freddie Mac Multifamily Structured Pass Through Certificates (K032-X3) (I/O) 1.71%(3)	10/25/41	4,020,000	112,551
Freddie Mac Multifamily Structured Pass Through Certificates (K039-X3) (I/O) 2.18%(3)	08/25/42	3,110,000	200,442
Freddie Mac Multifamily Structured Pass Through Certificates (K057-X1) (I/O) 1.31%(3)	07/25/26	5,225,113	251,397
Freddie Mac Multifamily Structured Pass Through Certificates (K722-X1) (I/O) 1.44%(3)	03/25/23	15,464,665	198,789
Freddie Mac Multifamily Structured Pass Through Certificates (K735-X3) (I/O) 2.23%(3)	05/25/47	3,750,000	335,888
Freddie Mac Multifamily Structured Pass Through Certificates (Q013-XPT2) (I/O) 1.81%	05/25/27	3,911,739	143,696
Freddie Mac Multifamily Structured Pass-Through Certificates (19-P002-X) (I/O) 1.14%(3)	07/25/33	1,295,000	138,222
Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O) 2.03%(3)	07/25/40	3,475,000	47,831
Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O) 1.87%(3)	08/25/40	2,500,000	37,445
Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O) 1.81%(3)	11/25/40	5,400,000	95,569
Freddie Mac Multifamily Structured Pass-Through Certificates (K027-X3) (I/O) 1.76%(3)	01/25/41	4,095,000	85,481
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O) 0.30%(3)	04/25/23	55,246,707	156,826
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O) 1.72%(3)	07/25/41	4,500,000	112,148
Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O) 0.19%(3)	07/25/23	26,400,686	37,613
Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O) 2.10%(3)	11/25/42	4,875,000	284,502
Freddie Mac Multifamily Structured Pass-Through Certificates (K049-X3) (I/O) 1.60%(3)	10/25/43	2,330,000	124,578
Freddie Mac Multifamily Structured Pass-Through Certificates (K060-X3) (I/O) 1.96%(3)	12/25/44	2,500,000	216,911
Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O) 1.02%(3)	04/25/24	12,366,446	213,934
Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O) 2.01%(3)	11/25/45	3,455,000	188,652
Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O) 2.25%(3)	05/25/46	2,400,000	180,406
Freddie Mac Multifamily Structured Pass-Through Certificates (KC05-X1) (I/O) 1.34%(3)	06/25/27	7,966,482	376,224
Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O) 1.19%(3)	03/25/26	8,461,057	337,105
Freddie Mac Multifamily Structured Pass-Through Certificates (KLU2-X1) (I/O) 1.17%(3)	08/25/29	4,955,732	338,438
Freddie Mac Multifamily Structured Pass-Through Certificates (KS11-XFX) (I/O) 1.76%(3)	06/25/29	2,290,000	226,286

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Freddie Mac Multifamily Structured Pass-Through Certificates (KW01-X3) (I/O) 4.22%(3)	03/25/29	$690,000	$105,906
Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O) 0.36%	08/25/24	4,297,035	25,814
Ginnie Mae (12-139-IO) (I/O) 0.68%(3)	02/16/53	3,285,345	81,825
Ginnie Mae (13-52-IO) (I/O) 0.20%(3)	02/16/55	7,888,328	37,864
Ginnie Mae (09-114-IO) (I/O) 0.03%(3)	10/16/49	5,179,031	485
Ginnie Mae (10-148-IO) (I/O) 0.29%(3)	09/16/50	5,506,221	63,663
Ginnie Mae (11-105-IO) (I/O) 0.00%(3)	09/16/51	4,532,655	7
Ginnie Mae (11-152-IO) (I/O) 0.02%(3)	08/16/51	1,889,027	1,097
Ginnie Mae (11-42-IO) (I/O) 0.00%(3)	08/16/50	2,219,220	11
Ginnie Mae (12-4-IO) (I/O) 0.04%(3)	05/16/52	6,719,614	4,518
Ginnie Mae (14-103-IO) (I/O) 0.26%(3)	05/16/55	2,682,612	40,260
Ginnie Mae (14-125-IO) (I/O) 0.90%(3)	11/16/54	1,812,247	66,017

Total Commercial Mortgage-backed Securities—Agency (Cost: $12,449,290)			8,555,723

Commercial Mortgage-backed Securities—Non-Agency—11.4%
BAMLL Commercial Mortgage Securities Trust (18-PARK-A) 4.23%(1),(3)	08/10/38	590,000	670,106
BBCMS Mortgage Trust (17-C1-XA) (I/O) 1.61%(3)	02/15/50	3,840,007	239,083
BBCMS Mortgage Trust (20-BID-D) 4.71% (1 mo. USD LIBOR + 4.630%)(1),(2)	10/15/37	705,000	711,901
BCRR Trust (16-FRR3-E) 2.02% (-1 mo. USD LIBOR + 18.348%)(1),(2)	05/26/26	695,789	644,792
Benchmark Mortgage Trust (19-B14-225D) 3.40%(1),(3)	12/15/62	535,000	504,262
Benchmark Mortgage Trust (20-B17-A5) 2.29%	03/15/53	1,040,000	1,058,780
Benchmark Mortgage Trust (20-IG3-BXC) 3.65%(1),(3)	09/15/48	555,000	543,605
BF Mortgage Trust (19-NYT-E) 2.58% (1 mo. USD LIBOR + 2.500%)(1),(2)	12/15/35	525,000	518,182
BX Commercial Mortgage Trust (18-IND-G) 2.13% (1 mo. USD LIBOR + 2.050%)(1),(2)	11/15/35	360,500	361,275
BX Commercial Mortgage Trust (20-FOX-E) 3.68% (1 mo. USD LIBOR + 3.600%)(1),(2)	11/15/32	877,655	881,496
BX Commercial Mortgage Trust (20-FOX-G) 4.83% (1 mo. USD LIBOR + 4.750%)(1),(2)	11/15/32	1,138,058	1,154,635
BX Trust (19-OC11-A) 3.20%(1)	12/09/41	265,000	283,925
CALI Mortgage Trust (19-101C-A) 3.96%(1)	03/10/39	680,000	769,512
CALI Mortgage Trust (19-101C-E) 4.47%(1),(3)	03/10/39	315,000	315,812
Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O) 1.89%(1),(3),(6)	09/10/45	2,899,730	26,671
Citigroup Commercial Mortgage Trust (14-GC21-XD) (I/O) 1.52%(1),(3)	05/10/47	4,702,111	141,563
Citigroup Commercial Mortgage Trust (15-GC35-XA) (I/O) 0.87%(3)	11/10/48	6,460,814	166,011
Citigroup Commercial Mortgage Trust (19-PRM-X) (I/O) 1.33%(1),(3)	05/10/36	14,000,000	354,571
COMM Mortgage Trust (12-LC4-XB) (I/O) 0.63%(1),(3)	12/10/44	18,671,016	25,010
COMM Mortgage Trust (13-CR11-XA) (I/O) 1.08%(3)	08/10/50	9,638,654	152,414
COMM Mortgage Trust (13-CR12-XA) (I/O) 1.29%(3)	10/10/46	9,115,052	174,231
COMM Mortgage Trust (13-LC13-XA) (I/O) 1.18%(3)	08/10/46	6,111,707	96,429
COMM Mortgage Trust (14-CR18-XA) (I/O) 1.16%(3)	07/15/47	6,309,045	144,721
COMM Mortgage Trust (14-CR21-XA) (I/O) 1.03%(3)	12/10/47	17,069,529	389,269
COMM Mortgage Trust (20-CBM-XCP) (I/O) 0.72%(1),(3)	02/10/37	5,644,863	107,207
COMM Mortgage Trust (20-CX-E) 2.77%(1),(3)	11/10/46	370,000	350,663
CPT Mortgage Trust (19-CPT-A) 2.87%(1)	11/13/39	1,165,000	1,230,606
CSMC (20-FACT-F) 6.24% (1 mo. USD LIBOR + 6.157%)(1),(2)	10/15/37	1,017,000	1,030,501
DBGS Mortgage Trust (18-5BP-E) 2.13% (1 mo. USD LIBOR + 2.050%)(1),(2)	06/15/33	685,000	679,457
DBWF Mortgage Trust (16-85T-A) 3.79%(1)	12/10/36	615,000	675,979
DC Office Trust (19-MTC-A) 2.97%(1)	09/15/45	550,000	583,674
Grace Trust (20-GRCE-A) 2.35%(1)	12/10/40	1,350,000	1,369,770
Grace Trust (20-GRCE-D) 2.77%(1),(3)	12/10/40	1,249,000	1,225,362
Grace Trust (20-GRCE-F) 2.77%(1),(3)	12/10/40	376,000	342,085
Grace Trust (20-GRCE-X) (I/O) 0.39%(1),(3)	12/10/40	10,620,000	275,515
GS Mortgage Securities Corp. Trust (20-UPTN-XA) (I/O) 0.45%(1),(3)	02/10/37	3,150,000	35,819
GS Mortgage Securities Trust (11-GC3-X) (I/O) 0.29%(1),(3)	03/10/44	723,925	2,198
GS Mortgage Securities Trust (12-GC6-XB) (I/O) 0.32%(1),(3),(6)	01/10/45	17,385,898	10,704
GS Mortgage Securities Trust (12-GCJ7-XB) (I/O) 0.51%(1),(3)	05/10/45	34,082,467	61,631
GS Mortgage Securities Trust (14-GC18-XB) (I/O) 0.26%(3)	01/10/47	66,563,000	221,185
GS Mortgage Securities Trust (16-GS2-XA) (I/O) 1.90%(3)	05/10/49	4,188,737	281,143
Hudson Yards Mortgage Trust (19-30HY-A) 3.23%(1)	07/10/39	560,000	606,480
Hudson Yards Mortgage Trust (19-55HY-A) 3.04%(1),(3)	12/10/41	550,000	585,727
Hudson Yards Mortgage Trust (19-55HY-F) 3.04%(1),(3)	12/10/41	150,000	143,487
ILPT Trust (19-SURF-A) 4.15%(1)	02/11/41	240,000	272,966
JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O) 1.05%(3)	11/15/47	7,827,797	157,942

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O) 1.12%(3)	08/15/47	$1,690,760	$39,606
JPMBB Commercial Mortgage Securities Trust (14-C23-XA) (I/O) 0.76%(3)	09/15/47	9,619,544	147,345
JPMBB Commercial Mortgage Securities Trust (15-C29-XD) (I/O) 0.50%(1),(3)	05/15/48	26,458,000	431,355
JPMCC Commercial Mortgage Securities Trust (17-JP5-XA) (I/O) 1.12%(3)	03/15/50	12,511,467	505,493
JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O) 0.51%(1),(3)	02/15/46	52,289,644	522,421
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O) 1.58%(1),(3),(6)	07/05/32	4,261,523	31,165
JPMorgan Chase Commercial Mortgage Securities Trust (12-LC9-XA) (I/O) 1.54%(3)	12/15/47	5,564,856	66,345
JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O) 1.38%(3)	04/15/46	21,653,520	309,774
JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A) 3.40%(1)	06/05/39	585,000	642,427
JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-C) 3.75%(1),(3)	06/05/39	150,000	163,241
Manhattan West Mortgage Trust (20-1MW-A) 2.13%(1)	09/10/39	695,000	709,371
MFT Mortgage Trust (20-B6-C) 3.39%(1),(3)	08/10/40	220,000	218,525
MFT Trust (20-ABC-C) 3.59%(1),(3)	02/10/42	175,000	173,923
MFT Trust (20-ABC-D) 3.59%(1),(3)	02/10/42	180,000	172,409
MKT Mortgage Trust (20-525M-A) 2.69%(1)	02/12/40	335,000	349,448
Morgan Stanley Bank of America Merrill Lynch Trust (15-C22-XA) (I/O) 1.16%(3)	04/15/48	8,683,351	236,231
Morgan Stanley Bank of America Merrill Lynch Trust (15-C24-XA) (I/O) 0.86%(3)	05/15/48	9,825,309	231,370
Morgan Stanley Bank of America Merrill Lynch Trust (16-C31-XA) (I/O) 1.46%(3)	11/15/49	7,241,793	360,731
Morgan Stanley Capital I Trust (12-C4-XA) (I/O) 2.05%(1),(3),(6)	03/15/45	2,089,915	1,174
Morgan Stanley Capital I Trust (19-L2-A3) 3.81%	03/15/52	460,000	506,209
Morgan Stanley Capital I Trust (19-L2-A4) 4.07%	03/15/52	980,000	1,113,655
Morgan Stanley Capital I Trust (20-CNP-A) 2.51%(1),(3)	04/05/42	650,000	665,895
One Bryant Park Trust (19-OBP-A) 2.52%(1)	09/15/54	1,295,000	1,337,769
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A) 3.66%(1),(3)	01/05/43	805,000	884,497
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B) 4.14%(1),(3)	01/05/43	65,000	72,008
SFAVE Commercial Mortgage Securities Trust (15-5AVE-D) 4.53%(1),(3)	01/05/43	880,000	725,712
UBS Commercial Mortgage Trust (12-C1-XA) (I/O) 2.20%(1),(3),(6)	05/10/45	4,284,051	26,858
UBS Commercial Mortgage Trust (17-C5-XA) (I/O) 1.13%(3)	11/15/50	7,179,625	309,743
UBS-Barclays Commercial Mortgage Trust (12-C3-XA) (I/O) 1.98%(1),(3)	08/10/49	12,188,716	137,324
UBS-Barclays Commercial Mortgage Trust (13-C5-XA) (I/O) 1.04%(1),(3)	03/10/46	12,343,791	102,060
Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O) 1.89%(1),(3)	10/15/45	4,947,340	54,579
WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O) 1.94%(1),(3),(6)	08/15/45	4,084,817	25,765
WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O) 2.02%(1),(3)	11/15/45	2,360,540	29,362
WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O) 0.81%(3)	06/15/46	7,052,976	55,264
WFRBS Commercial Mortgage Trust (13-C16-XA) (I/O) 0.79%(3)	09/15/46	11,384,971	114,148
WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O) 1.00%(3)	11/15/47	5,268,107	118,491

Total Commercial Mortgage-backed Securities—Non-Agency (Cost: $37,779,063)			32,170,050

Residential Mortgage-backed Securities—Agency—12.1%
Fannie Mae (07-42-SE) (I/O) (I/F) 6.02% (-1 mo. USD LIBOR + 6.110%)(2)	05/25/37	65,375	8,835
Fannie Mae (07-48-SD) (I/O) (I/F) 6.01% (-1 mo. USD LIBOR + 6.100%)(2)	05/25/37	1,055,182	181,885
Fannie Mae (09-69-CS) (I/O) (I/F) 6.66% (-1 mo. USD LIBOR + 6.750%)(2)	09/25/39	205,524	31,667
Freddie Mac (1673-SD) (I/F) (PAC) 16.68% (-2.15 x T10Y + 19.391%)(2)	02/15/24	24,107	27,040
Freddie Mac (1760-ZD) 0.76% (1 x T10Y - 0.500%)(2)	02/15/24	52,055	52,188
Freddie Mac (2990-JK) (I/F) 21.67% (-1 mo. USD LIBOR + 22.004%)(2)	03/15/35	60,861	68,702
Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC) 5.55% (-1 mo. USD LIBOR + 5.630%)(2)	03/15/36	1,733,806	311,679
Freddie Mac (3239-SI) (I/O) (I/F) (PAC) 6.57% (-1 mo. USD LIBOR + 6.650%)(2)	11/15/36	398,345	87,470
Freddie Mac (3323-SA) (I/O) (I/F) 6.03% (-1 mo. USD LIBOR + 6.110%)(2)	05/15/37	90,742	10,072
Freddie Mac (3459-JS) (I/O) (I/F) 6.17% (-1 mo. USD LIBOR + 6.250%)(2)	06/15/38	123,156	22,433
Freddie Mac (4030-HS) (I/O) (I/F) 6.53% (-1 mo. USD LIBOR + 6.610%)(2)	04/15/42	748,414	153,807
Ginnie Mae (06-35-SA) (I/O) (I/F) 6.51% (-1 mo. USD LIBOR + 6.600%)(2)	07/20/36	1,093,613	211,753

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC) 4.66% (-1 mo. USD LIBOR + 4.750%)(2)	11/20/36	$1,786,848	$204,568
Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC) 6.31% (-1 mo. USD LIBOR + 6.400%)(2)	05/20/38	829,507	74,848
Ginnie Mae (16-153-IO) (I/O) 3.50%	11/20/46	2,061,573	276,988
Uniform Mortgage-Backed Securities TBA, 30 Year
2.00%(7)	07/01/51	14,700,000	14,710,573
2.50%(7)	07/01/51	17,075,000	17,570,551

Total Residential Mortgage-backed Securities—Agency (Cost: $33,547,337)			34,005,059

Residential Mortgage-backed Securities—Non-Agency—26.9%
ACE Securities Corp. (04-IN1-A1) 0.73% (1 mo. USD LIBOR + 0.640%)(2)	05/25/34	403,470	395,751
ACE Securities Corp. (07-ASP1-A2C) 0.35% (1 mo. USD LIBOR + 0.260%)(2)	03/25/37	1,322,517	787,265
Adjustable Rate Mortgage Trust (05-4-6A22) 2.87%(3),(5)	08/25/35	482,338	340,357
Adjustable Rate Mortgage Trust (06-1-2A1) 3.49%(3),(5)	03/25/36	360,146	251,968
Ajax Mortgage Loan Trust (19-F-A2) 3.50%(1)	07/25/59	1,300,000	1,305,135
Alternative Loan Trust (05-46CB-A20) (TAC) 5.50%(5)	10/25/35	670,175	620,010
Asset-Backed Funding Certificates (07-NC1-A2) 0.39% (1 mo. USD LIBOR + 0.300%)(1),(2)	05/25/37	1,115,934	1,078,167
Asset-Backed Securities Corp. Home Equity (06-HE3-A5) 0.63% (1 mo. USD LIBOR + 0.540%)(2)	03/25/36	1,352,523	1,357,713
Asset-Backed Securities Corp. Home Equity (07-HE1-A1B) 0.24% (1 mo. USD LIBOR + 0.150%)(2)	12/25/36	417,517	408,387
Banc of America Alternative Loan Trust (05-10-1CB1) 0.49% (1 mo. USD LIBOR + 0.400%)(2),(5)	11/25/35	425,638	366,177
Banc of America Funding Corp. (15-R3-6A2) 0.25%(1),(3)	05/27/36	1,671,967	1,581,947
Banc of America Funding Trust (06-3-4A14) 6.00%	03/25/36	202,377	202,385
Banc of America Funding Trust (06-3-5A3) 5.50%(5)	03/25/36	137,361	137,034
Banc of America Funding Trust (14-R5-1A1) 1.65% (6 mo. USD LIBOR + 1.500%)(1),(2)	09/26/45	351,999	350,844
Banc of America Funding Trust (15-R4-2A1) 0.29% (1 mo. USD LIBOR + 0.205%)(1),(2)	02/25/37	612,720	605,370
BCMSC Trust (00-A-A4) 8.29%(3)	06/15/30	3,316,690	783,115
Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A) 2.77%(3)	10/25/33	282,546	289,223
Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1) 2.38% (1 year Treasury Constant Maturity Rate + 2.300%)(2)	10/25/35	152,694	157,116
Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1) 3.29%(3),(5)	06/25/47	809,468	814,550
Bear Stearns ALT-A Trust (05-3-4A3) 2.48%(3)	04/25/35	396,752	406,810
Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3) 5.50%(3)	09/25/35	400,417	409,677
Bear Stearns Asset-Backed Securities Trust (06-IM1-A1) 0.55% (1 mo. USD LIBOR + 0.460%)(2)	04/25/36	192,854	311,421
Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O) 0.50%(8)	03/25/37	30,860,388	771,383
CIM Trust (19-R1-A) 3.25%(1),(3)	10/25/58	955,821	892,134
CIM Trust (21-NR3-A1) 2.57%(1),(5)	06/25/57	523,151	524,151
CIM Trust (21-R3-A1A) 1.95%(1),(3)	06/25/57	1,220,620	1,226,153
CIM Trust (21-R4-A1A) 2.00%(1),(3)	05/01/61	1,196,954	1,201,287
CIM Trust (21-R5-A1B) 2.00%(1),(3)	08/25/61	1,096,000	985,050
Citigroup Mortgage Loan Trust, Inc. (05-11-A2A) 2.47% (1 year Treasury Constant Maturity Rate + 2.400%)(2)	10/25/35	248,909	255,925
Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A) 2.51%(3),(5)	10/25/35	506,842	459,239
Citigroup Mortgage Loan Trust, Inc. (14-10-2A2) 0.33% (1 mo. USD LIBOR + 0.250%)(1),(2)	07/25/37	1,180,099	1,157,071
CitiMortgage Alternative Loan Trust (06-A3-1A7) 6.00%(5)	07/25/36	758,185	765,199
CitiMortgage Alternative Loan Trust (06-A5-1A8) 6.00%(5)	10/25/36	655,631	657,238
Conseco Finance Securitizations Corp. (99-6-A1) 7.36%(1),(3),(5)	06/01/30	1,370,788	718,654
Conseco Financial Corp. (96-6-M1) 7.95%(3)	09/15/27	100,747	105,751
Conseco Financial Corp. (96-7-M1) 7.70%(3)	09/15/26	10,888	10,921
Conseco Financial Corp. (98-4-A5) 6.18%	04/01/30	28,945	28,952
Conseco Financial Corp. (98-4-A6) 6.53%(3)	04/01/30	17,609	17,701
Conseco Financial Corp. (98-4-A7) 6.87%(3)	04/01/30	18,646	18,752
Countrywide Alternative Loan Trust (05-20CB-4A1) (I/F) 5.25%	07/25/20	683	673
Countrywide Alternative Loan Trust (06-8T1-1A2) (I/O) 5.41% (-1 mo. USD LIBOR + 5.500%)(2),(8)	04/25/36	5,378,900	1,070,671
Countrywide Asset-Backed Certificates (07-13-2A1) 0.99% (1 mo. USD LIBOR + 0.900%)(2)	10/25/47	544,490	546,047
Countrywide Home Loans (04-HYB4-B1) 2.75%(3)	09/20/34	557,710	267,588
Countrywide Home Loans (06-14-X) (I/O) 0.15%(3),(8)	09/25/36	11,191,027	50,588
Countrywide Home Loans (06-HYB2-1A1) 3.20%(3),(5)	04/20/36	740,745	577,441
Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2) 0.83% (1 mo. USD LIBOR + 0.740%)(2)	06/25/34	117,051	118,046
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1) 6.50%(5)	01/25/36	1,029,144	440,827
Credit Suisse Mortgage Capital Certificates (06-6-1A8) 6.00%(5)	07/25/36	544,847	406,606
Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1) 3.38%	12/25/32	396,277	394,520

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2) 2.92%	01/25/36	$1,077,070	$878,203
Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2) 3.10%	12/25/36	2,095,454	2,080,882
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B) 3.66%	02/25/37	930,640	743,123
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C) 3.66%	02/25/37	914,365	730,041
Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3) 3.40%	03/25/37	1,267,181	670,242
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2) 4.98%(3),(5)	06/25/36	1,242,453	1,239,469
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6) 0.47% (1 mo. USD LIBOR + 0.380%)(2)	02/25/37	412,236	403,633
DSLA Mortgage Loan Trust (06-AR2-2A1A) 0.29% (1 mo. USD LIBOR + 0.200%)(2)	10/19/36	387,165	331,927
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3) 0.39% (1 mo. USD LIBOR + 0.300%)(2)	08/25/36	778,937	765,481
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C) 0.41% (1 mo. USD LIBOR + 0.320%)(2)	10/25/36	710,665	576,562
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D) 0.30% (1 mo. USD LIBOR + 0.210%)(2)	12/25/37	665,860	639,567
First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1) 2.34%(3),(5)	12/25/35	276,130	237,012
Greenpoint Manufactured Housing (00-1-A4) 8.14%(3)	03/20/30	580,719	505,656
GSAA Home Equity Trust (06-13-AF6) 6.54%	07/25/36	1,258,514	546,343
GSC Capital Corp. Mortgage Trust (06-2-A1) 0.45% (1 mo. USD LIBOR + 0.360%)(2)	05/25/36	245,496	243,619
GSR Mortgage Loan Trust (05-AR3-6A1) 2.90%(3)	05/25/35	192,171	173,727
HSI Asset Loan Obligation Trust (07-2-2A12) 6.00%	09/25/37	377,490	352,100
Indymac INDX Mortgage Loan Trust (04-AR6-5A1) 2.89%(3)	10/25/34	343,088	350,860
Indymac INDX Mortgage Loan Trust (05-AR19-A1) 2.76%(3)	10/25/35	454,974	433,588
Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O) 2.27%(3),(8)	07/25/36	237,435	3,048
Indymac INDX Mortgage Loan Trust (06-AR9-1A1) 2.92%(3)	06/25/36	568,825	421,392
Indymac INDX Mortgage Loan Trust (07-AR5-2A1) 2.98%(3)	05/25/37	789,941	748,935
Indymac INDX Mortgage Loan Trust (07-FLX2-A1C) 0.28% (1 mo. USD LIBOR + 0.190%)(2)	04/25/37	1,745,072	1,679,314
JPMorgan Alternative Loan Trust (06-A2-5A1) 3.01%(3),(5)	05/25/36	438,804	311,521
JPMorgan Mortgage Acquisition Trust (06-WF1-A5) 6.91%	07/25/36	2,117,117	892,402
JPMorgan Mortgage Trust (04-A6-5A1) 2.56%(3)	12/25/34	203,886	205,698
JPMorgan Mortgage Trust (07-S2-1A1) 5.00%	06/25/37	147,334	87,028
JPMorgan Resecuritization Trust (15-4-1A5) 0.27% (1 mo. USD LIBOR + 0.190%)(1),(2)	06/26/47	1,863,000	1,782,438
JPMorgan Resecuritization Trust (15-4-2A2) 3.59%(1),(3),(5)	06/26/47	3,611,560	2,032,236
Legacy Mortgage Asset Trust (19-GS4-A1) 3.44%(1)	05/25/59	923,629	925,502
Lehman Mortgage Trust (06-7-2A5) (I/O) (I/F) 6.46% (-1 mo. USD LIBOR + 6.550%)(2),(8)	11/25/36	3,050,058	921,436
Lehman XS Trust (06-10N-1A3A) 0.51% (1 mo. USD LIBOR + 0.420%)(2)	07/25/46	542,156	561,521
Lehman XS Trust (06-12N-A31A) 0.49% (1 mo. USD LIBOR + 0.400%)(2)	08/25/46	721,175	726,961
Long Beach Mortgage Loan Trust (04-4-M1) 0.99% (1 mo. USD LIBOR + 0.900%)(2)	10/25/34	601,400	599,363
MASTR Alternative Loan Trust (06-2-2A2) (I/O) (I/F) 7.01% (-1 mo. USD LIBOR + 7.100%)(2),(8)	03/25/36	5,923,794	1,127,764
MASTR Alternative Loans Trust (07-HF1-4A1) 7.00%(5)	10/25/47	1,060,984	676,720
MASTR Asset-Backed Securities Trust (07-HE1-A4) 0.37% (1 mo. USD LIBOR + 0.280%)(2)	05/25/37	2,000,000	1,843,154
Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2) 0.51% (1 mo. USD LIBOR + 0.420%)(2)	04/25/37	822,818	777,707
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B) 0.22% (1 mo. USD LIBOR + 0.130%)(2)	06/25/37	557,569	527,175
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C) 0.27% (1 mo. USD LIBOR + 0.180%)(2)	06/25/37	1,138,543	1,081,291
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1) 2.48% (1 year Treasury Constant Maturity Rate + 2.400%)(2),(5)	08/25/36	173,071	164,740
Mid-State Trust (04-1-B) 8.90%	08/15/37	173,429	193,629
Mid-State Trust (04-1-M1) 6.50%	08/15/37	173,429	186,872
Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1) 0.37% (1 mo. USD LIBOR + 0.280%)(2)	04/25/36	111,984	111,780
Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1) 2.88%(3)	11/25/37	353,001	356,551
Nomura Asset Acceptance Corp. (06-AR1-1A) 3.85%(3)	02/25/36	335,842	309,192
Oakwood Mortgage Investors, Inc. (00-A-A4) 8.15%(3)	09/15/29	1,743,272	721,942
Oakwood Mortgage Investors, Inc. (00-D-A4) 7.40%(3)	07/15/30	692,971	258,035
Oakwood Mortgage Investors, Inc. (01-C-A3) 6.61%(3)	06/15/31	1,671,028	319,038

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Oakwood Mortgage Investors, Inc. (01-D-A3) 5.90%(3)	09/15/22	$661,941	$464,189
Oakwood Mortgage Investors, Inc. (01-D-A4) 6.93%(3)	09/15/31	383,514	293,450
Oakwood Mortgage Investors, Inc. (02-A-A3) 6.03%(3)	05/15/24	108,114	110,156
Oakwood Mortgage Investors, Inc. (99-B-A4) 6.99%	12/15/26	78,721	79,559
Oakwood Mortgage Investors, Inc. (99-E-A1) 7.61%(3)	03/15/30	715,891	552,871
Popular ABS Mortgage Pass-Through Trust (05-6-A4) 3.45%	01/25/36	100,075	100,184
RALI Series Trust (06-QS13-1A2) (I/O) (I/F) 7.07% (-1 mo. USD LIBOR + 7.160%)(2),(8)	09/25/36	2,943,763	528,357
RALI Series Trust (06-QS7-A2) 6.00%(5)	06/25/36	402,539	401,437
RBSSP Resecuritization Trust (12-6-4A2) 0.74% (1 mo. USD LIBOR + 0.330%)(1),(2)	01/26/36	1,162,706	1,145,815
Residential Accredit Loans, Inc. (05-QA7-A1) 3.35%(3),(5)	07/25/35	758,101	643,991
Residential Accredit Loans, Inc. (05-QA8-CB21) 3.42%(3),(5)	07/25/35	389,587	277,942
Residential Accredit Loans, Inc. (06-QA10-A2) 0.44% (1 mo. USD LIBOR + 0.360%)(2)	12/25/36	537,178	536,706
Residential Accredit Loans, Inc. (06-QS1-A3) (PAC) 5.75%(5)	01/25/36	308,381	299,757
Residential Accredit Loans, Inc. (06-QS11-AV) (I/O) 0.36%(3),(8)	08/25/36	8,084,966	105,020
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O) 0.76%(3),(8)	06/25/36	3,555,535	80,878
Residential Accredit Loans, Inc. (06-QS8-A3) 6.00%(5)	08/25/36	677,635	666,310
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O) 0.33%(3),(8)	01/25/37	8,958,387	101,853
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O) 0.35%(3),(8)	02/25/37	9,599,013	114,780
Residential Accredit Loans, Inc. (07-QS6-A62) (TAC) 5.50%(5)	04/25/37	208,188	198,469
Residential Asset Securitization Trust (05-A15-4A1) 6.00%(5)	02/25/36	968,449	474,641
Residential Asset Securitization Trust (07-A5-AX) (I/O) 6.00%(8)	05/25/37	1,651,375	321,442
Residential Funding Mortgage Securities (06-S9-AV) (I/O) 0.36%(3),(8)	09/25/36	22,177,453	261,241
Saxon Asset Securities Trust (07-3-2A4) 0.58% (1 mo. USD LIBOR + 0.490%)(2)	09/25/47	2,926,000	2,713,201
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C) 0.31% (1 mo. USD LIBOR + 0.220%)(2)	01/25/37	4,614,000	3,737,590
Soundview Home Loan Trust (06-1-A4) 0.69% (1 mo. USD LIBOR + 0.600%)(2)	02/25/36	191,554	191,519
Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1) 2.80%(3),(5)	10/25/35	138,697	132,380
Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1) 3.15%(3),(5)	10/25/47	281,495	225,396
Structured Asset Mortgage Investments II Trust (06-AR4-5A1) 0.45% (1 mo. USD LIBOR + 0.360%)(2)	06/25/36	825,248	730,639
WAMU Asset-Backed Certificates (07-HE1-2A3) 0.24% (1 mo. USD LIBOR + 0.150%)(2)	01/25/37	1,786,824	1,136,211
Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) (I/F) 5.98% (-1 mo. USD LIBOR + 6.070%)(2),(8)	06/25/37	2,013,838	230,779
Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4) 2.67%(3),(5)	04/25/37	143,829	140,894

Total Residential Mortgage-backed Securities—Non-Agency (Cost: $70,484,121)			76,083,067

Total Mortgage-backed Securities (Cost: $154,259,811)			150,813,899

CORPORATE BONDS—27.4%

Advertising—0.1%
National CineMedia LLC 5.88%(1)	04/15/28	317,000	290,622

Aerospace/Defense—0.3%
Boeing Co. (The) 1.43%	02/04/24	705,000	706,051

Agriculture—0.6%
BAT Capital Corp. 4.54%	08/15/47	135,000	140,076
Imperial Brands Finance PLC 3.13%(1)	07/26/24	270,000	283,875
Reynolds American, Inc. 5.85%	08/15/45	975,000	1,189,500

			1,613,451

Airlines—0.4%
JetBlue Pass-Through Certificates (20-1A) 4.00%	05/15/34	773,825	847,478
US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC) 6.25%	10/22/24	318,967	328,804

			1,176,282

Auto Manufacturers—1.0%
Daimler Finance North America LLC 1.02% (3 mo. USD LIBOR + 0.900%)(1),(2)	02/15/22	350,000	351,122
Ford Motor Credit Co. LLC
1.40% (3 mo. USD LIBOR + 1.270%)(2)	03/28/22	345,000	345,268
3.22%	01/09/22	1,150,000	1,154,312
3.34%	03/28/22	645,000	650,695
General Motors Co. 4.88%	10/02/23	150,000	162,191
General Motors Financial Co., Inc.
3.15%	06/30/22	180,000	183,130
3.45%	04/10/22	55,000	55,593

			2,902,311

Banks—6.0%
Bank of America Corp.
1.66% (SOFR + 0.910%)(2)	03/11/27	1,085,000	1,092,299
1.73% (SOFR + 0.960%)(2)	07/22/27	675,000	678,699
2.09% (SOFR + 1.060%)(2)	06/14/29	570,000	569,618
3.56% (3 mo. USD LIBOR + 1.060%)(2)	04/23/27	55,000	59,875
3.82% (3 mo. USD LIBOR + 1.575%)(2)	01/20/28	120,000	132,523

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Citigroup, Inc.
1.46% (SOFR+ 0.770%)(2)	06/09/27	$430,000	$427,867
4.41% (SOFR + 3.914%)(2)	03/31/31	440,000	508,283
Comerica, Inc. 5.63% (U.S. 5 year Treasury Constant Maturity Rate + 5.291%)(2),(9)	12/31/99	395,000	435,981
Credit Suisse Group AG
1.31% (SOFR + 0.980%)(1),(2)	02/02/27	190,000	186,002
2.19% (SOFR + 2.044%)(1),(2)	06/05/26	480,000	489,656
3.09% (SOFR + 1.730%)(1),(2)	05/14/32	270,000	277,082
3.75%	03/26/25	330,000	356,035
4.55%	04/17/26	75,000	84,292
DNB Bank ASA 1.61% (U.S. 1 year Treasury Constant Maturity Rate + 0.680%)(1)	03/30/28	430,000	428,227
Goldman Sachs Group, Inc. (The)
1.09% (SOFR + 0.789%)(2)	12/09/26	215,000	211,956
1.43% (SOFR + 0.798%)(2)	03/09/27	705,000	703,167
1.54% (SOFR + 0.818%)(2)	09/10/27	430,000	428,869
HSBC Holdings PLC
1.59% (SOFR + 1.290%)(2)	05/24/27	285,000	283,211
2.10% (SOFR + 1.929%)(2)	06/04/26	430,000	439,577
2.21% (SOFR + 1.285%)(2)	08/17/29	1,075,000	1,067,583
JPMorgan Chase & Co.
0.77% (SOFR + 0.490%)(2)	08/09/25	270,000	268,979
0.97% (SOFR + 0.580%)(2)	06/23/25	65,000	65,090
1.47% (SOFR + 0.765%)(2)	09/22/27	430,000	427,158
1.58% (SOFR + 0.885%)(2)	04/22/27	425,000	425,965
2.01% (SOFR + 1.585%)(2)	03/13/26	505,000	517,766
3.56% (3 mo. USD LIBOR + 0.730%)(2)	04/23/24	385,000	403,162
Lloyds Banking Group PLC (United Kingdom)
1.63% (U.S. 1 year Treasury Constant Maturity Rate + 0.850%)(2)	05/11/27	395,000	394,806
2.86% (3 mo. USD LIBOR + 1.249%)(2)	03/17/23	275,000	278,081
3.87% (1 year Treasury Constant Maturity Rate + 3.500%)(2)	07/09/25	285,000	307,367
Macquarie Group, Ltd. 2.69% (SOFR + 1.440%)(1),(2)	06/23/32	160,000	159,858
Morgan Stanley
1.51% (SOFR + 0.858%)(2)	07/20/27	840,000	836,430
1.59% (SOFR + 0.879%)(2)	05/04/27	425,000	426,347
NatWest Group PLC (United Kingdom) 4.27% (3 mo. USD LIBOR + 1.762%)(2)	03/22/25	530,000	572,029
Santander UK Group Holdings PLC (United Kingdom)
1.09% (SOFR + 0.787%)(2)	03/15/25	565,000	566,226
1.53% (U.S. 1 year Treasury Constant Maturity Rate + 1.250%)(2)	08/21/26	55,000	54,912
3.37% (3 mo. USD LIBOR + 1.080%)(2)	01/05/24	275,000	284,195
4.80% (3 mo. USD LIBOR + 1.570%)(2)	11/15/24	335,000	362,779
UBS AG/London 0.70%(1)	08/09/24	425,000	424,086
Wells Fargo & Co.
2.16% (3 mo. USD LIBOR + 0.750%)(2)	02/11/26	115,000	118,668
2.39% (SOFR+ 2.100%)(2)	06/02/28	885,000	913,541
2.88% (SOFR+ 1.432%)(2)	10/30/30	205,000	214,508

			16,882,755

Beverages—0.5%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%	02/01/36	250,000	302,538
4.90%	02/01/46	454,000	558,916
Bacardi, Ltd. 5.30%(1)	05/15/48	205,000	267,794
Primo Water Holdings, Inc. 4.38%(1)	04/30/29	415,000	414,421

			1,543,669

Biotechnology—0.1%
HCRX Investments Holdco LP 4.50%(1)	08/01/29	280,000	281,751

Commercial Services—0.4%
Adtalem Global Education, Inc. 5.50%(1)	03/01/28	190,000	192,101
HealthEquity, Inc. 4.50%(1),(4)	10/01/29	285,000	289,876
IHS Markit, Ltd.
4.00%(1)	03/01/26	243,000	267,655
4.75%(1)	02/15/25	370,000	409,801

			1,159,433

Computers—0.1%
NCR Corp. 5.13%(1)	04/15/29	285,000	294,234

Diversified Financial Services—0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
3.65%	07/21/27	120,000	127,553
3.88%	01/23/28	130,000	138,871
3.95%	02/01/22	415,000	418,495
4.13%	07/03/23	135,000	142,263
Air Lease Corp. 3.50%	01/15/22	490,000	494,252
Avolon Holdings Funding, Ltd.
2.53%(1)	11/18/27	406,000	399,639
2.88%(1)	02/15/25	305,000	313,811
3.95%(1)	07/01/24	85,000	90,261

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Park Aerospace Holdings, Ltd.
4.50%(1)	03/15/23	$110,000	$114,970
5.50%(1)	02/15/24	132,000	144,082

			2,384,197

Electric—0.4%
FirstEnergy Corp. 3.40%	03/01/50	450,000	433,737
FirstEnergy Transmission LLC 4.35%(1)	01/15/25	750,000	820,032

			1,253,769

Engineering & Construction—0.1%
PowerTeam Services LLC 9.03%(1)	12/04/25	254,000	275,831

Entertainment—0.2%
Caesars Entertainment, Inc. 6.25%(1)	07/01/25	273,000	287,999
Cinemark USA, Inc. 5.25%(1)	07/15/28	300,000	296,250

			584,249

Environmental Control—0.1%
GFL Environmental, Inc. (Canada)
4.75%(1)	06/15/29	140,000	144,001
5.13%(1)	12/15/26	157,000	164,880

			308,881

Food—0.9%
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
3.75%(1)	12/01/31	550,000	576,867
5.50%(1)	01/15/30	25,000	27,837
Kraft Heinz Foods Co.
4.38%	06/01/46	210,000	239,780
5.00%	06/04/42	303,000	372,227
6.38%	07/15/28	210,000	259,772
Lamb Weston Holdings, Inc. 4.63%(1)	11/01/24	120,000	122,200
Pilgrim’s Pride Corp.
4.25%(1)	04/15/31	285,000	304,956
5.88%(1)	09/30/27	250,000	265,545
Post Holdings, Inc. 4.50%(1)	09/15/31	425,000	421,621

			2,590,805

Health Care-Products—0.1%
Mozart Debt Merger Sub, Inc. 3.88%(1),(4)	04/01/29	284,000	284,000

Health Care-Services—1.4%
Centene Corp.
2.45%	07/15/28	635,000	638,461
3.00%	10/15/30	248,000	254,510
CommonSpirit Health 2.78%	10/01/30	135,000	139,073
HCA, Inc.
4.13%	06/15/29	208,000	232,486
5.00%	03/15/24	315,000	345,722
5.25%	06/15/49	312,000	398,910
5.63%	09/01/28	100,000	119,345
7.05%	12/01/27	235,000	293,235
Humana, Inc. 4.95%	10/01/44	125,000	160,335
ModivCare, Inc. 5.88%(1)	11/15/25	270,000	285,863
Molina Healthcare, Inc.
3.88%(1)	11/15/30	520,000	549,037
5.38%	11/15/22	140,000	144,508
Prime Healthcare Services, Inc. 7.25%(1)	11/01/25	455,000	487,987

			4,049,472

Household Products/Wares—0.1%
Spectrum Brands, Inc. 3.88%(1)	03/15/31	135,000	136,601

Insurance—1.2%
Acrisure LLC / Acrisure Finance, Inc. 4.25%(1)	02/15/29	280,000	277,175
Athene Global Funding
1.61%(1)	06/29/26	285,000	284,915
1.99%(1)	08/19/28	425,000	420,312
Farmers Exchange Capital 7.05%(1)	07/15/28	500,000	614,077
Farmers Insurance Exchange 4.75% (3 mo. USD LIBOR + 3.231%)(1),(2)	11/01/57	5,000	5,684
Nationwide Mutual Insurance Co. 2.41% (3 mo. USD LIBOR + 2.290%)(1),(2)	12/15/24	1,000,000	1,001,187
Teachers Insurance & Annuity Association of America 4.38% (3 mo. USD LIBOR + 2.661%)(1),(2)	09/15/54	675,000	708,750

			3,312,100

Internet—0.1%
Tencent Holdings, Ltd. 3.68%(1)	04/22/41	285,000	296,040

Machinery-Diversified—0.1%
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.75%(1)	04/15/26	140,000	143,427

Media—0.9%
Cable One, Inc. 4.00%(1)	11/15/30	415,000	412,925
Charter Communications Operating LLC / Charter Communications Operating Capital
2.30%	02/01/32	165,000	157,337
5.38%	05/01/47	125,000	150,089
5.75%	04/01/48	150,000	190,490
CSC Holdings LLC 5.38%(1)	02/01/28	25,000	26,156
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38%(1)	08/15/26	522,000	346,926
6.63%(1)	08/15/27	420,000	186,980
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.88%(1)	08/15/27	225,000	235,121
Scripps Escrow II, Inc. 5.38%(1)	01/15/31	290,000	285,541
Sinclair Television Group, Inc. 4.13%(1)	12/01/30	285,000	278,944
Virgin Media Secured Finance PLC (United Kingdom) 5.50%(1)	05/15/29	225,000	237,431

			2,507,940

Mining—0.3%
Corp. Nacional del Cobre de Chile 3.15%(10)	01/14/30	350,000	362,215
Indonesia Asahan Aluminium Persero PT 6.53%(1)	11/15/28	300,000	366,000

			728,215

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Miscellaneous Manufacturers—0.7%
General Electric Co. 0.60% (3 mo. USD LIBOR + 0.480%)(2)	08/15/36	$2,400,000	$2,095,139

Oil & Gas—1.0%
Endeavor Energy Resources LP / EER Finance, Inc. 5.50%(1)	01/30/26	52,000	54,237
Hess Corp. 4.30%	04/01/27	380,000	422,290
KazMunayGas National Co. JSC 3.50%(10)	04/14/33	200,000	206,840
Occidental Petroleum Corp. 0.00%(11)	10/10/36	513,000	283,432
Pertamina Persero PT (Indonesia) 3.10%(1)	08/27/30	200,000	205,300
Petroleos Mexicanos
6.63%	06/15/35	385,000	367,194
6.75%	09/21/47	75,000	65,528
6.95%	01/28/60	130,000	113,120
7.69%	01/23/50	170,000	161,205
Petronas Capital, Ltd. 3.50%(1)	04/21/30	200,000	217,080
Sunoco LP / Sunoco Finance Corp. 4.50%	05/15/29	425,000	433,455
Transocean Pontus, Ltd. 6.13%(1)	08/01/25	68,340	68,556
Transocean Poseidon, Ltd. 6.88%(1)	02/01/27	314,000	312,918

			2,911,155

Oil & Gas Services—0.2%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25%(1)	04/01/28	140,000	145,250
Transocean Proteus, Ltd. 6.25%(1)	12/01/24	107,250	107,748
USA Compression Partners LP / USA Compression Finance Corp.
6.88%	04/01/26	162,000	168,885
6.88%	09/01/27	127,000	134,634

			556,517

Packaging & Containers—0.5%
Amcor Finance USA, Inc. 3.63%	04/28/26	400,000	436,460
Ball Corp. 4.00%	11/15/23	90,000	95,063
Berry Global, Inc.
1.57%(1)	01/15/26	335,000	335,301
4.88%(1)	07/15/26	85,000	89,361
Graphic Packaging International LLC 4.75%(1)	07/15/27	130,000	141,212
Intertape Polymer Group, Inc. 4.38%(1)	06/15/29	268,000	272,808
Sealed Air Corp. 4.00%(1)	12/01/27	25,000	26,719

			1,396,924

Pharmaceuticals—1.5%
AbbVie, Inc.
4.05%	11/21/39	65,000	74,751
4.50%	05/14/35	816,000	976,465
Bayer US Finance II LLC
4.38%(1)	12/15/28	590,000	668,493
4.63%(1)	06/25/38	515,000	608,328
4.88%(1)	06/25/48	285,000	349,350
Cigna Corp. 3.88%	10/15/47	170,000	189,429
CVS Health Corp. 5.05%	03/25/48	750,000	967,590
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00%(1)	06/30/28	475,000	343,187
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc. 6.13%(1)	04/01/29	110,000	110,097

			4,287,690

Pipelines—1.6%
Enbridge Energy Partners LP 5.88%	10/15/25	50,000	58,289
Energy Transfer LP
5.15%	03/15/45	325,000	372,286
5.40%	10/01/47	831,000	991,931
6.63% (3 mo. USD LIBOR + 4.155%)(2),(9)	12/31/99	634,000	618,942
NGL Energy Operating LLC / NGL Energy Finance Corp. 7.50%(1)	02/01/26	225,000	229,723
Plains All American Pipeline LP / PAA Finance Corp. 3.80%	09/15/30	500,000	534,184
Rockies Express Pipeline LLC
4.80%(1)	05/15/30	125,000	129,375
4.95%(1)	07/15/29	425,000	442,663
Texas Eastern Transmission LP 2.80%(1)	10/15/22	300,000	304,986
TransMontaigne Partners LP / TLP Finance Corp. 6.13%	02/15/26	265,000	272,288
Venture Global Calcasieu Pass LLC 3.88%(1)	08/15/29	425,000	438,362

			4,393,029

REIT—1.3%
CyrusOne LP / CyrusOne Finance Corp.
2.90%	11/15/24	280,000	293,784
3.45%	11/15/29	1,045,000	1,089,496
GLP Capital LP / GLP Financing II, Inc.
5.30%	01/15/29	210,000	244,556
5.38%	04/15/26	621,000	706,822
5.75%	06/01/28	345,000	405,203
Hudson Pacific Properties LP 3.95%	11/01/27	275,000	301,371
Lexington Realty Trust 2.70%	09/15/30	275,000	278,634
Piedmont Operating Partnership LP 3.40%	06/01/23	425,000	439,863

			3,759,729

Retail—0.3%
1011778 BC ULC / New Red Finance, Inc. 3.50%(1)	02/15/29	270,000	267,543
Michaels Cos, Inc. (The)
5.25%(1)	05/01/28	175,000	180,731
7.88%(1)	05/01/29	415,000	431,797

			880,071

Savings & Loans—0.2%
Nationwide Building Society (United Kingdom) 3.77% (3 mo. USD LIBOR + 1.064%)(1),(2)	03/08/24	520,000	542,257

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Semiconductors—0.2%
Intel Corp. 3.05%	08/12/51	$644,000	$645,005

Software—0.2%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%(1)	03/01/25	25,000	25,312
Oracle Corp.
2.88%	03/25/31	105,000	108,267
3.95%	03/25/51	497,000	527,103

			660,682

Telecommunications—3.4%
AT&T, Inc.
3.80%	12/01/57	503,000	515,639
4.75%	05/15/46	530,000	635,121
4.85%	03/01/39	348,000	417,416
5.25%	03/01/37	705,000	874,524
Frontier Communications Holdings LLC 5.00%(1)	05/01/28	350,000	367,773
Intelsat Jackson Holdings S. A. (Luxembourg)
8.50%(1),(12)	10/15/24	535,000	310,300
9.75%(1),(12)	07/15/25	621,000	350,269
Level 3 Financing, Inc.
3.40%(1)	03/01/27	75,000	79,018
3.88%(1)	11/15/29	225,000	240,874
4.63%(1)	09/15/27	176,000	181,289
Lumen Technologies, Inc. 5.38%(1)	06/15/29	425,000	434,184
Qwest Corp. 7.25%	09/15/25	250,000	297,855
SES Global Americas Holdings GP 5.30%(1)	03/25/44	675,000	773,426
Sprint Corp. 7.88%	09/15/23	373,000	417,238
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%(1)	03/20/25	1,080,625	1,155,458
T-Mobile USA, Inc.
2.25%	02/15/26	75,000	75,940
2.63%	04/15/26	489,000	500,286
3.88%	04/15/30	235,000	259,603
4.38%	04/15/40	350,000	403,671
4.75%	02/01/28	186,000	197,625
Verizon Communications, Inc. 2.55%	03/21/31	135,000	136,976
Vmed O2 UK Financing I PLC 4.25%(1)	01/31/31	260,000	259,675
Vodafone Group PLC (United Kingdom) 4.88%	06/19/49	529,000	660,824

			9,544,984

Transportation—0.1%
Empresa de Transporte de Pasajeros Metro S.A. 3.65%(1)	05/07/30	200,000	217,220

Total Corporate Bonds (Cost: $74,830,996)			77,596,488

MUNICIPAL BONDS—0.8%
Alabama Economic Settlement Authority, Revenue Bond 4.26%	09/15/32	705,000	810,641
County of Miami-Dade FL Aviation Revenue, Revenue Bond 3.45%	10/01/30	130,000	139,809
Metropolitan Transportation Authority, Revenue Bond 5.18%	11/15/49	55,000	74,670
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33	1,000,000	1,231,367

Total Municipal Bonds (Cost: $2,080,579)			2,256,487

FOREIGN GOVERNMENT BONDS—1.3%
Abu Dhabi Government International Bond 2.50%(10)	09/30/29	200,000	209,100
Brazilian Government International Bond 3.88%	06/12/30	200,000	194,207
Colombia Government International Bond 3.00%	01/30/30	450,000	425,385
Dominican Republic International Bond 4.50%(1)	01/30/30	200,000	204,120
Egypt Government International Bond 5.25%(10)	10/06/25	200,000	204,343
Mexico Government International Bond 2.66%	05/24/31	438,000	422,933
Panama Government International Bond 3.16%	01/23/30	250,000	257,990
Philippine Government International Bond 2.46%	05/05/30	200,000	204,661
Qatar Government International Bond 4.50%(10)	04/23/28	350,000	408,807
Saudi Government International Bond
3.25%(10)	10/26/26	200,000	216,000
3.63%(10)	03/04/28	300,000	329,958
South Africa Government Bond 4.88%	04/14/26	350,000	375,305
Uruguay Government International Bond 4.38%	01/23/31	200,000	231,620

Total Foreign Government Bonds (Cost: $3,645,719)			3,684,429

Total Fixed Income Securities (Cost: $267,071,146)			267,313,743

Security		Shares
COMMON STOCK—7.2%
Agriculture—0.4%
Altria Group, Inc.		12,670	576,738
British American Tobacco PLC		15,706	554,108

			1,130,846

Banks—1.5%
Bank of America Corp.		20,516	870,904
Comerica, Inc.		9,417	758,069
JPMorgan Chase & Co.		7,204	1,179,223
Wells Fargo & Co.		29,225	1,356,332

			4,164,528

Oil & Gas—1.7%
BP PLC (SP ADR) (United Kingdom)		25,680	701,834
Chevron Corp.		6,954	705,483
Exxon Mobil Corp.		19,680	1,157,578
Royal Dutch Shell PLC (SP ADR) (United Kingdom)		18,856	840,412
Sunoco LP		19,213	717,029
TOTAL SA (SP ADR) (France)		16,370	784,614

			4,906,950

Oil & Gas Services—0.3%
USA Compression Partners LP		44,244	733,123

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

Security	Shares	Value
Pharmaceuticals—0.3%
Pfizer, Inc.	16,874	$725,751

Pipelines—0.3%
Energy Transfer LP	103,400	990,572

REIT—2.0%
AGNC Investment Corp.	144,641	2,280,989
Annaly Capital Management, Inc.	165,767	1,395,758
Chimera Investment Corp.	48,368	718,265
Gaming and Leisure Properties, Inc.	15,119	700,312
New Residential Investment Corp.	55,339	608,729
		5,704,053

Telecommunications—0.7%
AT&T, Inc.	29,535	797,740
Lumen Technologies, Inc.	46,584	577,176
Verizon Communications, Inc.	10,086	544,745

		1,919,661

Total Common Stock (Cost: $15,325,115)		20,275,484

PURCHASED OPTIONS(13) (0.0%) (Cost: $42,499)		82,500

MONEY MARKET INVESTMENTS—2.8%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 0.03%(14)	7,977,620	7,977,620

Total Money Market Investments (Cost: $7,977,620)		7,977,620

Issues	Maturity Date	Principal Amount
SHORT TERM INVESTMENTS—8.1%
U.S. TREASURY SECURITIES—8.1%
U.S. Treasury Bill
0.03%(15)	01/06/22	$3,000,000	2,999,758
0.04%(15)	02/10/22	15,000,000	14,997,800
0.04%(15)	03/03/22	5,000,000	4,999,176

Total U.S. Treasury Securities (Cost: $22,996,278)			22,996,734

Total Short Term Investments (Cost: $22,996,278)			22,996,734

Total Investments (112.7%) (Cost: $313,412,658)			318,646,081
Liabilities In Excess Of Other Assets (-12.7%)			(36,027,297)

Net Assets (100.0%)			$282,618,784

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
189	5-Year U.S. Treasury Note Futures	12/31/21	$23,330,913	$23,198,274	$(132,639)

			$23,330,913	$23,198,274	$(132,639)

Short Futures
269	10-Year U.S. Ultra Treasury Note Futures	12/21/21	$(39,773,567)	$(39,072,250)	$701,317
72	U.S. Ultra Long Bond Futures	12/21/21	(14,162,659)	(13,756,500)	406,159

			$(53,936,226)	$(52,828,750)	$1,107,476

CENTRALLY CLEARED — INTEREST RATE SWAP AGREEMENTS

Notional Amount	Expiration Date	Payment Frequency	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation	Premium Paid	Value
$6,380,000(16)	07/24/25	Quarterly	3-Month USD LIBOR	1.026%	$(38,658)	$—	$(38,658)
4,725,000(16)	07/24/25	Quarterly	3-Month USD LIBOR	1.034%	(27,886)	—	(27,886)
3,190,000(16)	07/24/25	Quarterly	3-Month USD LIBOR	1.073%	(16,378)	—	(16,378)
7,515,000(16)	09/28/25	Quarterly	3-Month USD LIBOR	1.390%	(3,305)	—	(3,305)
530,000(16)	07/24/53	Quarterly	1.772%	3-Month USD LIBOR	25,033	—	25,033
265,000(16)	07/24/53	Quarterly	1.081%	3-Month USD LIBOR	10,346	—	10,346
400,000(16)	07/24/53	Quarterly	1.785%	3-Month USD LIBOR	17,722	—	17,722
640,000(16)	09/28/53	Quarterly	1.870%	3-Month USD LIBOR	16,639	—	16,639

					$(16,487)	$—	$(16,487)

PURCHASED OPTIONS — EXCHANGE TRADED

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Put
Eurodollar Futures	$99.13	12/10/21	275,000	$275,000	$82,500	$42,499	$40,001

WRITTEN OPTIONS — EXCHANGE TRADED

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Put
Eurodollar Futures	$98.75	12/10/21	(550,000)	$(550,000)	$(42,625)	$(32,753)	$(9,872)

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2021 (Unaudited) (Cont’d)

WRITTEN OPTIONS — EXCHANGE TRADED

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
AGNC Investment Corp.	$18.00	12/17/21	(596)	$(939,892)	$(1,788)	$(18,217)	$16,429
Bank Of America Corp.	42.00	6/17/22	(103)	(437,235)	(42,488)	(35,686)	(6,802)
Bank Of America Corp.	45.00	1/21/22	(102)	(432,990)	(15,606)	(12,899)	(2,707)
JPMorgan Chase & Co.	170.00	3/18/22	(24)	(392,856)	(19,080)	(14,195)	(4,885)
Pfizer, Inc.	50.00	3/18/22	(168)	(722,568)	(11,508)	(81,726)	70,218
Wells Fargo & Co.	47.50	10/15/21	(97)	(450,177)	(9,894)	(9,551)	(343)
Wells Fargo & Co.	55.00	6/17/22	(97)	(450,177)	(19,254)	(29,242)	9,988

					$(119,618)	$(201,516)	$81,898

Notes to the Schedule of Investments:
ABS	Asset-Backed Securities.
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At September 30, 2021, the value of these securities amounted to $98,383,161 or 34.8% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2021.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(5)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(6)	Restricted security (Note 2).
(7)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(9)	Perpetual maturity.
(10)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At September 30, 2021, the value of these securities amounted to $1,937,263 or 0.7% of net assets.
(11)	Security is not accruing interest.
(12)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(13)	See options table for description of purchased options.
(14)	Rate disclosed is the 7-day net yield as of September 30, 2021.
(15)	Rate shown represents yield-to-maturity.
(16)	This instrument has a forward starting effective date.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	September 30, 2021

Sector	Percentage of Net Assets
Corporate Bonds	27.4%
Residential Mortgage-Backed Securities—Non-Agency	26.9
Residential Mortgage-Backed Securities—Agency	12.1
Asset-Backed Securities	11.7
Commercial Mortgage-Backed Securities—Non-Agency	11.4
U.S. Treasury Securities	8.1
Common Stock	7.2
Commercial Mortgage-Backed Securities—Agency	3.0
Money Market Investments	2.8
Foreign Government Bonds	1.3
Municipal Bonds	0.8
Purchased Options	0.0	*
Other*	(12.7	)**

Total	100.0%

*	Value rounds to less than 0.1% of net assets.
**	Includes capstock, futures, options, swap agreements, pending trades, interest receivable and accrued expenses payable.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	September 30, 2021

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$32,962,440	$—	$32,962,440
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities—Agency	—	8,555,723	—	8,555,723
Commercial Mortgage-Backed Securities—Non-Agency	—	32,170,050	—	32,170,050
Residential Mortgage-Backed Securities—Agency	—	34,005,059	—	34,005,059
Residential Mortgage-Backed Securities—Non-Agency	—	70,393,827	5,689,240	76,083,067

Total Mortgage-Backed Securities	—	145,124,659	5,689,240	150,813,899

Corporate Bonds*	—	77,596,488	—	77,596,488
Municipal Bonds	—	2,256,487	—	2,256,487
Foreign Government Bonds	—	3,684,429	—	3,684,429

Total Fixed Income Securities	—	261,624,503	5,689,240	267,313,743

Common Stock*	20,275,484	—	—	20,275,484
Purchased Options	82,500	—	—	82,500
Money Market Investments	7,977,620	—	—	7,977,620
Short Term Investments	22,996,734	—	—	22,996,734

Total Investments	$51,332,338	$261,624,503	$5,689,240	$318,646,081

Asset Derivatives
Futures Contracts
Interest Rate Risk	1,107,476	—	—	1,107,476
Swap Agreements
Interest Rate Risk	—	69,740	—	69,740

Total	$52,439,814	$261,694,243	$5,689,240	$319,823,297

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(132,639)	$—	$—	$(132,639)
Swap Agreements
Interest Rate Risk	—	(86,227)	—	(86,227)
Written Options
Interest Rate Risk	(42,625)	—	—	(42,625)
Equity Risk	(119,618)	—	—	(119,618)

Total	$(294,882)	$(86,227)	$—	$(381,109)

*	See Schedule of Investments for corresponding industries.

Note 1 — Security Valuations

Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, swap agreements and forward currency contracts, are valued with prices furnished by independent pricing services or by broker-dealers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Board of Directors of the Fund (the “Board,” and each member thereof, a “Director”) and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized in Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized in Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized in Level 2; otherwise, the fair values are categorized in Level 3.

Options contracts. Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 1 or Level 2 of the fair value hierarchy.

The summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments is listed after the Investments by Sector table.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Residential Mortgage-Backed Securities — Non- Agency
Balance as of December 31, 2020	$7,225,731
Accrued Discounts (Premiums)	(607,195)
Realized Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)	(929,296)
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—

Balance as of September 30, 2021	$5,689,240

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021	$(929,296)

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2021, are as follows:

Description	Fair Value at September 30, 2021	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price
Residential Mortgage-Backed Securities— Non-Agency (Interest Only Collateral Strip Rate Securities)	$717,409	Third-party Vendor	Vendor Prices	$0.452 to $2.274	$1.029
Residential Mortgage-Backed Securities— Non-Agency (Interest Only Securities)	$4,971,831	Third-party Vendor	Vendor Prices	$2.500 to $30.210	$9.594

Derivative Instruments: Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the quarter ended September 30, 2021, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

Asset Derivatives

	Equity Risk	Interest Rate Risk	Total
Investments(1)	$—	$82,500	$82,500
Swaps Agreements	—	69,740	69,740
Futures Contracts	—	1,107,476	1,107,476

Total Value	$—	$1,259,716	$1,259,716

Liability Derivatives
Written Options	$(119,618)	$(42,625)	$(162,243)
Swap Agreements	—	(86,227)	(86,227)
Futures Contracts	—	(132,639)	(132,639)

Total Value	$(119,618)	$(261,491)	$(381,109)

Number of Contracts(2)
Futures Contracts	—	152	152
Options Purchased	—	308,333	308,333
Swaps Agreements	$—	$18,208,333	$18,208,333
Written Options	247	616,666	619,913

(1)	Represents purchased options at value.
(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended September 30, 2021.

Mortgage-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities).

Mortgage pass-through securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed securities held by the fund at September 30, 2021 are listed in the Fund’s Schedule of Investments.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at September 30, 2021.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended September 30, 2021.

Derivatives:

Forward Foreign Currency Contracts: The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund did not have any foreign currency forward contracts as of September 30, 2021.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended September 30, 2021, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at September 30, 2021 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended September 30, 2021, the Fund entered into written option contracts to gain exposure to the equity market.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended September 30, 2021, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). The swap agreements outstanding at September 30, 2021 are listed on the Schedule of Investments.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at September 30, 2021 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust (12-GC8-XA), 1.89%, due 09/10/45	2/13/2015-2/26/2015	$286,779	$26,671	0.01%
GS Mortgage Securities Trust (12-GC6-XB), 0.32%, due 01/10/2045	2/1/2018	141,260	10,704	0.00%
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA), 1.58%, due 07/05/2032	10/11/2017	253,694	31,165	0.01%
Morgan Stanley Capital I Trust (12-C4-XA), 2.05%, due 03/15/45	5/16/2018	132,252	1,174	0.00%
UBS Commercial Mortgage Trust (12-C1-XA), 2.20%, due 05/10/45	6/27/2017	319,452	26,858	0.01%
WFRBS Commercial Mortgage Trust (12-C8-XA), 1.94%, due 08/15/2045	12/22/2017	275,087	25,765	0.01%

		$1,408,524	$122,337	0.04%